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                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement of Circon Corporation on Form S-8 of our reports dated March 24, 1997 appearing in the Annual Report on Form 10-K of Circon Corporation for the year ended 1996, and to all references to our Firm included in this Registration Statement.


                                  /s/
                                  --------------------------------------------
                                  ARTHUR ANDERSEN & CO.



Stamford, Connecticut

August 22, 1997